Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2024 MXN ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)
Disclosure of detailed information about financial instruments [abstract]
Shareholders’ equity –controlling interest	$ 22,345,799	$ 19,781,783	$ 18,638,866
Total liabilities	$ 57,031,334	$ 46,500,212	$ 40,677,296
Ratio of total Shareholders’ equity – controlling interest to liabilities	0.4	0.4	0.5